Exhibit 10.29

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO.1, dated September [__], 2025 (this Amendment”), TO THE SECURITIES PURCHASE AGREEMENT, dated as of July 22, 2025 (the “Purchase Agreement”), by and between FUNCTIONAL BRANDS INC., a Delaware corporation (the “Company”), and each of the purchasers under the Purchase Agreement identified on the signature pages hereto (each, an “Investor” and together, the “Investors”).

WHEREAS:

A. The Company and the Investors wish to the amend the Purchase Agreement in certain respects to rectify provisions that conflict with the with the agreed upon terms of the transactions contemplated by the Purchase Agreement.

NOW THEREFORE, the Company and the Investors severally (and not jointly) hereby agree as follows:

1. AMENDMENT. The Purchase Agreement is hereby amended as follows:

a. The definition of “Series A Preferred Stock” in Section 1 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

““Series A Preferred Stock” means the Series A Convertible Preferred Stock of the Company, par value $0.001 per share.”

b. The definition of “Series B Preferred Stock” in Section 1 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

““Series B Preferred Stock” means the Series B Preferred Stock of the Company, par value $0.001 per share.”

c. The definition of “Stated Value” in Section 1 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

““Stated Value” means the stated value of the Series A Preferred Stock and Series B Preferred Stock, which, in each case, is equal $100 per share.”

d. Section 2.1(b) of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

“(b) Bonus Preferred Shares. The Company will issue to the Purchasers an amount of Series B Preferred Stock equal in aggregate value to the Bonus Preferred Shares, which shall be allocated ratably to each Purchaser according to his, her or its respective Subscription Amount, on the Closing Date. The Bonus Preferred Shares shall be convertible into the Company’s Common Stock at any time, and from time to time, after the Qualified Event, at the Conversion Price, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock, attached hereto as Exhibit C.”

e. Section 4.20(a) of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

“(a) Mandatory Registration. No later than the Closing Date (such date, the “Filing Deadline”), the Conversion Shares, including any shares of Common Stock used to pay dividends on the Series A Preferred Stock, and the Bonus Preferred Shares shall be included for resale in any registration statement filed in connection with a Qualified Event on Form S-1 or S-4, as applicable, or such other form under the Securities Act as is then available to the Company (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments (and any additional registration statements filed in accordance herewith), all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Registration Statement”), providing for the resale from time to time by the Purchasers of any and all Registrable Securities. The Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be immediately tradeable after conversion in accordance with Section 2.1(a). The Conversion Shares issuable upon conversion of the Bonus Preferred Shares shall be immediately tradable at the time of the Qualified Event. Such Conversion Shares issuable upon conversion of such Bonus Preferred Shares shall be afforded the same registration rights as outlined in the first sentence of this paragraph. The Company agrees to use its best efforts to cause the Registration Statement to be declared effective by the Commission on the Closing Date (the “Effectiveness Deadline”). The Company shall promptly, and in any event within one (1) Business Day, notify the Purchasers of the effectiveness of the Registration Statement. The Company shall maintain the effectiveness of the Registration Statement for so long as there are any Registrable Securities outstanding, with respect to such Registrable Securities.”

f. Exhibit B of the Purchase Agreement shall be deleted in its entirety and replaced with Annex A attached hereto.

g. Exhibit C of the Purchase Agreement shall be deleted in its entirety and replaced with Annex B attached hereto.

2. AFFIRMATION. The Company hereby affirms all of its obligations to the Investors under all of the Purchase Agreement and this Amendment and agrees and affirms as follows: (i) that as of the date hereof, the Company has performed, satisfied and complied in all material respects with all the covenants, agreements and conditions under each of Purchase Agreement; (ii) that the Company shall continue to perform each and every covenant, agreement and condition set forth in each of the Purchase Agreement and this Amendment and continue to be bound by each and all of the terms and provisions thereof and hereof; (iii) that as of the date hereof, no material breach has occurred or is continuing under Purchase Agreement and this Amendment; and (iv) that as of the date hereof, no event, fact, or other set of circumstances has occurred which could reasonably be expected to have, cause, or result in a Material Adverse Effect.

3. RATIFICATION. The Company hereby acknowledges, represents, warrants and confirms to Investors that: (i) each of the Purchase Agreement and this Amendment are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms; and (ii) no oral representations, statements, or inducements have been made by Investors, or any agent or representative of the Investors, with respect to the Purchase Agreement or this Amendment issued prior to the date hereof.

4. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction and Venue. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by the Purchase Agreement, this Amendment, or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be brought and enforced in the state and federal courts sitting in the State of Delaware. The Company and the Investors irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover its reasonable and documented attorneys’ fees and out-of-pocket expenses relating to such action or proceeding.

b. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Purchase Agreement, except as otherwise specifically set forth herein.

c. Representations and Warranties. The Company hereby confirms and affirms that all representations and warranties made under the Purchase Agreement (specifically including under Article 3 of the Purchase Agreement) are true, correct and complete as of the date Purchase Agreement and hereby confirm and affirm that all such representations and warranties remain true, correct and complete as of the date of this Amendment, and by this reference, the Company does hereby re-make each and every one of such representations and warranties herein as of the date of this Amendment, as if each and every one of such representations and warranties was set forth and re-made in its entirety in this Amendment by the Company, as same may be qualified by revised disclosure schedules attached to this Amendment, if any (if no revised disclosures are attached to this Amendment, then no such revised disclosure schedules shall be deemed to exist or to qualify any of the representations and warranties hereby re-made).

d. Effect on Purchase Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Purchase Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

e. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

f. Construction; Headings.  This Amendment shall be deemed to be jointly drafted by the Company and the Investors and shall not be construed against any person as the drafter hereof. The headings of this Amendment are for convenience of reference only and shall not form part of, or affect the interpretation of, this Amendment.

g. Severability. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

h. Entire Agreement; Amendments. The Purchase Agreement, this Amendment, the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investors make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the majority in interest of the Investors.

i. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing as provided in the Purchase Agreement.

j. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

k. Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned Company and Investors have caused this Amendment to be duly executed as of the date first above written.

FUNCTIONAL BRANDS INC.

By:
Name:	Eric Gripentrog
Title:	Chief Executive Officer

LEONITE FUND I, LP

By:
Name:	Avi Geller
Title:	Manager, Leonite Advisors LLC, General Partner of Leonite Fund I, LP

KIPS BAY SELECT LP

By:
Name:	Roman Rogol
Title:	Chief Financial Officer

HELENA GLOBAL INVESTMENT OPPORTUNITIES 1 LTD.

By:
Name:	Jeremy Weech
Title:	Managing Partner

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By:
Name:	Eli Fireman
Title:	Managing Member

EVERGREEN CAPITAL MANAGEMENT LLC

By:
Name:	Alan Uryniak
Title:	Manager

3I, LP

By:
Name:	Maier J. Tarlow
Title:	Manager, 3i Management LLC, General Partner of 3i, LP

ANNEX A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A
PREFERRED SHARES OF FUNCTIONAL BRANDS INC.

ANNEX B

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B
PREFERRED SHARES OF FUNCTIONAL BRANDS INC.